                                                                   EXHIBIT 99.19

AUTONATION FINANCIAL SERVICES CORP.
MONTHLY STATEMENT TO NOTEHOLDERS
ANRC AUTO OWNER TRUST 1999-A

May 14, 2001

RE: Correction to Statement to Noteholders.

AutoNation Financial Services Corp. (ANFS), as Servicer, is providing the following letter to explain a correction to our current reporting methodology. Bankrupt receivables were inadvertently omitted from all delinquency previously reported in our Statement to Noteholders. Consequently, we have recalculated the delinquency and default ratios for all prior periods to include the impact of bankrupt receivables and confirmed that such ratios have been maintained at permissible levels throughout the existence of this term deal transaction.

As way of background, this inadvertent omission came about as the result of separate systems tracking bankrupt and non-bankrupt receivables. ANFS has since restructured the reporting protocol and as such rectified the situation. In addition, we have reconfirmed the data feeds for all other requested figures to ensure their integrity and accuracy. Therefore, beginning with the April report distributed on May 15th, 2001, the noteholder statement will reflect these adjustments. To confirm our prior period compliance, please find attached for your reference an analysis detailing the delinquency and default information as originally reported and as calculated per the above mentioned changes.

It should also be noted that as a result of the inclusion of bankrupt receivables, the beginning pool balance calculation has to be adjusted as well. Therefore, as part of the April report, a true-up of $3,086,504.06 will be funded by ANFS for the benefit of the Noteholders.

The foregoing correction has been reviewed and approved by MBIA, as Insurer, and CHASE, as Indenture Trustee. I would like to thank you in advance for your time and consideration regarding this matter and am available to discuss at your convenience should you have any further questions.

Very truly yours,

Marc L. Bourhis
Treasurer
Phone: 954-769-7621

1999-A TERM DEAL
Delinquency Ratio
Trigger: 4.25%

                                    OCT-1999          NOV-1999            DEC-1999          JAN-2000            FEB-2000
REPORTED FIGURES
Total Delinquency               $     11,435,693   $    13,262,974    $    14,541,170    $    14,730,625    $    12,121,005
Beginning Balance               $    794,746,211   $   771,308,841    $   748,145,326    $   724,874,545    $   702,459,237

Delinquency Ratio                           1.44%             1.72%              1.94%              2.03%              1.73%
                                                                                 1.70%              1.90%              1.90%

AMENDED PROCEDURE

Total Adjusted Delinquency      $     11,525,565   $    13,597,850    $    15,028,352    $    15,130,197    $    12,636,527
Adjusted Beginning Balance      $    794,746,211   $   771,092,336    $   747,316,404    $   722,675,766    $   699,739,988

New Delinquency Ratio                       1.45%             1.76%              2.01%              2.09%              1.81%
3M Avg Delinquency Ratio                                                         1.74%              1.96%              1.97%

BPS change on key ratio                                                           4.1                5.8                7.0
Delinquency $ Change            $         89,873   $       334,876    $       487,182    $       399,572    $       515,522
Beginning Balance $ Change      $              -   $       216,505    $       828,923    $     2,198,780    $     2,719,249

                                    MAR-2000          APR-2000           MAY-2000
REPORTED FIGURES
Total Delinquency               $    11,162,773    $    13,713,604    $   13,326,881
Beginning Balance               $   677,788,485    $   650,807,459    $  628,895,778

Delinquency Ratio                          1.65%              2.11%             2.12%
                                           1.80%              1.83%             1.96%

AMENDED PROCEDURE

Total Adjusted Delinquency      $    11,452,990    $    14,044,310    $   13,644,178
Adjusted Beginning Balance      $   674,953,388    $   648,178,798    $  626,643,848

New Delinquency Ratio                      1.70%              2.17%             2.18%
3M Avg Delinquency Ratio                   1.87%              1.89%             2.01%

BPS change on key ratio                     6.4                6.3               5.6
Delinquency $ Change            $       290,217    $      330,706     $      317,297
Beginning Balance $ Change      $     2,835,097    $    2,628,661     $    2,251,930

1999-A TERM DEAL
Delinquency Ratio
Trigger: 4.25%

                                  JUN-2000          JUL-2000            AUG-2000          SEP-2000          OCT-2000
REPORTED FIGURES
Total Delinquency              $   13,647,621    $   14,359,255      $   13,433,078    $   15,160,023    $   15,090,170
Beginning Balance              $  603,568,115    $  580,100,837      $  557,539,414    $  534,103,174    $  514,317,787

Delinquency Ratio                        2.26%             2.48%               2.41%             2.84%             2.93%
                                         2.16%             2.29%               2.38%             2.57%             2.73%

AMENDED PROCEDURE

Total Adjusted Delinquency     $   13,979,083    $   14,847,144      $   13,935,660    $   15,738,277    $   15,892,750
Adjusted Beginning Balance     $  600,914,999    $  577,336,981      $  554,708,324    $  531,391,301    $  511,334,938

New Delinquency Ratio                    2.33%             2.57%               2.51%             2.96%             3.11%
3M Avg Delinquency Ratio                 2.22%             2.36%               2.47%             2.68%             2.86%

BPS change on key ratio                   6.1               7.3                 8.8              10.8              13.3
Delinquency $ Change           $      331,462    $      487,889      $      502,582    $      578,254    $      802,580
Beginning Balance $ Change     $    2,653,116    $    2,763,856      $    2,831,090    $    2,711,873    $    2,982,848

                                  NOV-2000         DEC-2000           JAN-2001          FEB-2001
REPORTED FIGURES
Total Delinquency             $   15,063,577    $   16,675,319     $   12,972,539    $   11,112,114
Beginning Balance             $  492,257,822    $  472,271,439     $  453,909,504    $  432,548,476

Delinquency Ratio                       3.06%             3.53%              2.86%             2.57%
                                        2.94%             3.17%              3.15%             2.99%

AMENDED PROCEDURE

Total Adjusted Delinquency    $   15,736,933    $   17,264,128     $   13,460,907    $   11,601,850
Adjusted Beginning Balance    $  489,161,326    $  468,651,616     $  450,288,561    $  428,856,065

New Delinquency Ratio                   3.22%             3.68%              2.99%             2.71%
3M Avg Delinquency Ratio                3.10%             3.34%              3.30%             3.13%

BPS change on key ratio                 15.1              16.1               14.7              14.0
Delinquency $ Change          $      673,356    $      588,809     $      488,368    $      489,736
Beginning Balance $ Change    $    3,096,496    $    3,619,823     $    3,620,943    $    3,692,412

1999-A TERM DEAL
Delinquency Ratio
Trigger: 4.25%

                                   MAR-2001          APR-2001
REPORTED FIGURES
Total Delinquency               $   10,861,606    $   11,463,822
Beginning Balance               $  413,892,467    $  392,431,906

Delinquency Ratio                         2.62%             2.92
                                          2.68%             2.70

AMENDED PROCEDURE

Total Adjusted Delinquency      $   11,294,934    $   12,011,440
Adjusted Beginning Balance      $  410,590,450    $  389,345,401

New Delinquency Ratio                     2.75%             3.09
3M Avg Delinquency Ratio                  2.82%             2.85

BPS change on key ratio                   13.1              14.2
Delinquency $ Change            $      433,328    $   547,618.54
Beginning Balance $ Change      $    3,302,018    $ 3,086,504.06

1999-A TERM DEAL
Default Ratio

                                              OCT-1999          NOV-1999           DEC-1999        JAN-2000
Performance Trigger: variable                       0.550%            0.550%            0.900%            0.900%
---------------------------------------------------------------------------------------------------------------

REPORTED FIGURES

Cumulative Defaulted Contracts            $        18,532   $        35,331   $       175,050   $     1,615,994
Cumulative Liquidation Proceeds           $             -   $        17,141   $       170,380   $       803,492
                                          ---------------------------------------------------------------------
Cumulative Net Loss                       $        18,532   $        18,190   $         4,670   $       812,502

Original Pool Balance                     $   794,746,211   $   794,746,211   $   794,746,211   $   794,746,211

Cumulative Net Loss Ratio                           0.002%            0.002%            0.001%            0.102%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts   $       216,505   $       845,722   $     2,433,093   $     4,335,243
Cumulative Liquidation Proceeds           $             -   $        17,141   $       170,380   $       803,492
                                          ---------------------------------------------------------------------
Revised Cumulative Net Loss               $       216,505   $       828,581   $     2,262,713   $     3,531,751

Original Pool Balance                     $   794,746,211   $   794,746,211   $   794,746,211   $   794,746,211

Cumulative Net Loss Ratio                           0.027%            0.104%            0.285%            0.444%

BPS change on key ratio                                 2                10                28                34
Cum. Net Loss $ Change                            197,973           810,391         2,258,043         2,719,249

                                              FEB-2000           MAR-2000           APR-2000           MAY-2000
Performance Trigger: variable                       0.900%             1.250%             1.250%             1.250%
------------------------------------------------------------------------------------------------------------------

REPORTED FIGURES

Cumulative Defaulted Contracts            $     3,374,500    $     5,597,731    $     7,498,257    $     8,698,127
Cumulative Liquidation Proceeds           $     1,771,464    $     2,973,072    $     3,951,282    $     4,671,526
                                          ------------------------------------------------------------------------
Cumulative Net Loss                       $     1,603,036    $     2,624,659    $     3,546,975    $     4,026,601

Original Pool Balance                     $   794,746,211    $   794,746,211    $   794,746,211    $   794,746,211

Cumulative Net Loss Ratio                           0.202%             0.330%             0.446%             0.507%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts   $     6,209,597    $     8,226,392    $     9,750,187    $    11,351,243
Cumulative Liquidation Proceeds           $     1,771,464    $     2,973,072    $     3,951,282    $     4,671,526
                                          ------------------------------------------------------------------------
Revised Cumulative Net Loss               $     4,438,133    $     5,253,320    $     5,798,905    $     6,679,717

Original Pool Balance                     $   794,746,211    $   794,746,211    $   794,746,211    $   794,746,211

Cumulative Net Loss Ratio                           0.558%             0.661%             0.730%             0.840%

BPS change on key ratio                                36                 33                 28                 33
Cum. Net Loss $ Change                          2,835,097          2,628,661          2,251,930          2,653,116

                                              JUN-2000
Performance Trigger: variable                       1.750%
------------------------------------------------------------

REPORTED FIGURES

Cumulative Defaulted Contracts            $    10,357,344
Cumulative Liquidation Proceeds           $     5,560,990
                                          ------------------
Cumulative Net Loss                       $     4,796,354

Original Pool Balance                     $   794,746,211

Cumulative Net Loss Ratio                           0.604%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts   $    13,121,200
Cumulative Liquidation Proceeds           $     5,560,990
                                          ------------------
Revised Cumulative Net Loss               $     7,560,210

Original Pool Balance                     $   794,746,211

Cumulative Net Loss Ratio                           0.951%

BPS change on key ratio                                35
Cum. Net Loss $ Change                          2,763,856

1999-A TERM DEAL
Default Ratio

                                               JUL-2000           AUG-2000          SEP-2000          OCT-2000
Performance Trigger: variable                        1.750%             1.750%             2.150%          2.150%
----------------------------------------------------------------------------------------------------------------

REPORTED FIGURES

Cumulative Defaulted Contracts             $    11,619,785    $    13,735,442    $    15,221,189  $   17,102,569
Cumulative Liquidation Proceeds            $     6,174,179    $     7,356,821    $     8,167,277  $    9,103,789
                                          ----------------------------------------------------------------------
Cumulative Net Loss                        $     5,445,605    $     6,378,621    $     7,053,912  $    7,998,780

Original Pool Balance                      $   794,746,211    $   794,746,211    $   794,746,211  $  794,746,211

Cumulative Net Loss Ratio                            0.685%             0.803%             0.888%          1.006%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts    $    14,450,875    $    16,447,315    $    18,204,037  $   20,199,065
Cumulative Liquidation Proceeds            $     6,174,179    $     7,356,821    $     8,167,277  $    9,103,789
                                          ----------------------------------------------------------------------
Revised Cumulative Net Loss                $     8,276,696    $     9,090,494    $    10,036,760  $   11,095,276

Original Pool Balance                      $   794,746,211    $   794,746,211    $   794,746,211  $  794,746,211

Cumulative Net Loss Ratio                            1.041%             1.144%             1.263%          1.396%

BPS change on key ratio                                 36                 34                 38              39
Cum. Net Loss $ Change                           2,831,090          2,711,873          2,982,848       3,096,496

                                              NOV-2000            DEC-2000           JAN-2001         FEB-2001
Performance Trigger: variable                       2.150%             2.500%             2.500%            2.500%
-----------------------------------------------------------------------------------------------------------------

REPORTED FIGURES

Cumulative Defaulted Contracts             $   18,661,450    $    20,647,834    $    22,556,111   $    24,570,916
Cumulative Liquidation Proceeds            $    9,898,225    $    10,880,183    $    11,898,897   $    13,054,873
                                          -----------------------------------------------------------------------
Cumulative Net Loss                        $    8,763,225    $     9,767,651    $    10,657,214   $    11,516,044

Original Pool Balance                      $  794,746,211    $   794,746,211    $   794,746,211   $   794,746,211

Cumulative Net Loss Ratio                           1.103%             1.229%             1.341%            1.449%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts    $   22,281,273    $    24,268,777    $    26,248,523   $    27,872,934
Cumulative Liquidation Proceeds            $    9,898,225    $    10,880,183    $    11,898,897   $    13,054,873
                                          -----------------------------------------------------------------------
Revised Cumulative Net Loss                $   12,383,048    $    13,388,594    $    14,349,626   $    14,818,062

Original Pool Balance                      $  794,746,211    $   794,746,211    $   794,746,211   $   794,746,211

Cumulative Net Loss Ratio                           1.558%             1.685%             1.806%            1.865%

BPS change on key ratio                                46                 46                 46                42
Cum. Net Loss $ Change                          3,619,823          3,620,943          3,692,412         3,302,018

1999-A TERM DEAL
Default Ratio

                                                 MAR-2001         APR-2001
Performance Trigger: variable                         2.800%           2.800%
----------------------------------------------------------------------------

REPORTED FIGURES

Cumulative Defaulted Contracts              $    26,398,593    $  27,664,985
Cumulative Liquidation Proceeds             $    14,083,579    $  14,674,595
                                          ----------------------------------
Cumulative Net Loss                         $    12,315,013    $  12,990,391

Original Pool Balance                       $   794,746,211    $ 794,746,211

Cumulative Net Loss Ratio                             1.550%           1.635%

PROPER PROCEDURE

Adjusted Cumulative Defaulted Contracts     $    29,485,097    $  30,482,951
Cumulative Liquidation Proceeds             $    14,083,579    $  14,725,069
                                          ----------------------------------
Revised Cumulative Net Loss                 $    15,401,518    $  15,757,882

Original Pool Balance                       $   794,746,211    $ 794,746,211

Cumulative Net Loss Ratio                             1.938%           1.983%

BPS change on key ratio                                  39               35
Cum. Net Loss $ Change                            3,086,504              N/A

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         19
SERVICER REPORT DATE:10-May-01                      BEGINNING:          1-Apr-01
DISTRIBUTION DATE:   15-May-01                      ENDING:            30-Apr-01

                        ORIG PRINCIPAL     BEG PRINCIPAL      PRINCIPAL           INTEREST           TOTAL          END PRINCIPAL
                            BALANCE           BALANCE        DISTRIBUTION      DISTRIBUTION(*)    DISTRIBUTION          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
     CLASS A-1 NOTES   $ 125,000,000.00  $           0.00                 -    $           0.00                 -   $           0.00
     CLASS A-2 NOTES   $ 314,000,000.00  $  36,685,694.81  $  22,808,656.76    $     199,937.04     23,008,593.80   $  13,877,038.05
     CLASS A-3 NOTES   $ 196,000,000.00  $ 196,000,000.00  $           0.00    $   1,102,500.00      1,102,500.00   $ 196,000,000.00
     CLASS A-4 NOTES   $ 151,800,000.00  $ 151,800,000.00  $           0.00    $     877,910.00        877,910.00   $ 151,800,000.00
------------------------------------------------------------------------------------------------------------------------------------
       NOTE TOTALS     $ 786,800,000.00  $ 384,485,694.81  $  22,808,656.76    $   2,180,347.04   $ 24,989,003.80   $ 361,677,038.05
------------------------------------------------------------------------------------------------------------------------------------

                          FACTOR INFORMATION PER $1,000

                              PRINCIPAL         INTEREST        END PRINCIPAL
                             DISTRIBUTION     DISTRIBUTION         BALANCE
------------------------------------------------------------------------------
     CLASS A-1 NOTES                    -                -                   -
     CLASS A-2 NOTES          72.63903427       0.63674216         44.19438869
     CLASS A-3 NOTES                    -       5.62500000      1,000.00000000
     CLASS A-4 NOTES                    -       5.78333333      1,000.00000000
------------------------------------------------------------------------------
       NOTE TOTALS            72.63903427      12.04507549      2,044.19438869
------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         19
SERVICER RPT DATE:  10-May-01                       BEGINNING:          1-Apr-01
DISTRIBUTION DATE:  15-May-01                       ENDING:            30-Apr-01

       I. Note Distributable Amounts

                             Principal          Interest             Total         Prin(per$1000/orig)   Int(per$1000/orig)
                         --------------------------------------------------------------------------------------------------
          CLASS A-1      $              -   $             -    $              -    $                 -   $                -
          CLASS A-2      $  22,808,656.76   $    199,937.04    $  23,008,593.80    $       72.63903427   $       0.63674216
          CLASS A-3                     -   $  1,102,500.00    $   1,102,500.00    $                 -   $       5.62500000
          CLASS A-4                     -   $    877,910.00    $     877,910.00    $                 -   $       5.78333333
                         --------------------------------------------------------------------------------------------------
            TOTAL        $  22,808,656.76   $  2,180,347.04    $  24,989,003.80    $       72.63903427   $      12.04507549

                         Total(per$1000/orig)
                         --------------------
          CLASS A-1      $                  -
          CLASS A-2      $        73.27577642
          CLASS A-3      $         5.62500000
          CLASS A-4      $         5.78333333
                         --------------------
            TOTAL        $        84.68410976

      II. Pool Balance at the end of the Collection Period                               $ 369,623,248.75

     III. Insurance Premium                                                              $      61,786.00

      IV. Spread Account Balance
            (A) Balance after Deposits/Withdrawals for prior Distribution Date           $  11,772,957.17
            (B) Balance after Deposits/Withdrawals for current Distribution Date         $  11,088,697.46

       V. Spread Account Required Amount                                                 $  11,088,697.46

      VI. Spread Account Withdrawals
                   (A) Withdrawal to make required payments under 4.03                   $     (2,352,790)
                   (B) Withdrawal to reimburse Preference Amounts (to Insurer)           $              0

     VII. Servicing Fee                                                                        324,454.50

    VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                $              0

      IX. Indenture Trustee Fees not paid by Servicer or from Available Funds            $              0

       X. Available Funds                                                                $  25,375,244.30

      XI. Insured Payment (if any)                                                       $              0

     XII. Note Principal and Interest Carryover Shortfalls

                                  Note Principal           Note Interest
                               Carryover Shortfall      Carryover Shortfall            Total
                               ----------------------------------------------------------------
                CLASS A-1      $              0.00      $              0.00         $      0.00
                CLASS A-2      $              0.00      $              0.00         $      0.00
                CLASS A-3      $              0.00      $              0.00         $      0.00
                CLASS A-4      $              0.00      $              0.00         $      0.00
                               ----------------------------------------------------------------
                  TOTAL        $              0.00      $              0.00         $      0.00

    XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                             Current Distribution Date   Prior Distribution Date
                                    Note Principal            Note Principal                  Change in Note
                                 Carryover Shortfall       Carryover Shortfall         Principal Carryover Shortfall
                             ---------------------------------------------------------------------------------------
                CLASS A-1         $             0.00        $            0.00                 $          0.00
                CLASS A-2         $             0.00        $            0.00                 $          0.00
                CLASS A-3         $             0.00        $            0.00                 $          0.00
                CLASS A-4         $             0.00        $            0.00                 $          0.00
                             ---------------------------------------------------------------------------------------
                  TOTAL           $             0.00        $            0.00                 $          0.00

                               Prior Distribution Date   Current Distribution Date
                                    Note Principal            Note Principal                   Change in Note
                                 Carryover Shortfall       Carryover Shortfall          Interest Carryover Shortfall
                             ---------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

                                                    COLLECTION PERIOD         19
SERVICER RPT DATE 10-May-01                         BEGINNING:          1-Apr-01
DISTRIBUTION DATE: 15-May-01                        ENDING:            30-Apr-01

                CLASS A-1         $             0.00        $            0.00                 $          0.00
                CLASS A-2         $             0.00        $            0.00                 $          0.00
                CLASS A-3         $             0.00        $            0.00                 $          0.00
                CLASS A-4         $             0.00        $            0.00                 $          0.00
                             ---------------------------------------------------------------------------------------
                  TOTAL           $             0.00        $            0.00                 $          0.00

      IX. DELINQUENCY RATIO

          A. Delinquency Statistics

                         Days                          Outstanding    Past Due
                      Delinquent         Units          Principal      Amount
              ------------------------------------------------------------------
                        31- 60              1013     10,337,688.93    684,487.44
                        61- 90               127      1,251,786.50    124,618.35
                       91- 120                38        421,964.81     51,588.89
                         121+                  0                 -             -
              ------------------------------------------------------------------
                        TOTAL              1,178     12,011,440.24    860,694.68

          B. Delinquency Percentage

             (1) Principal balance of delinquent contracts between 30 and 120 days                 $   12,011,440.24
             (2) Pool Principal Balance Beginning of Collection Period (*)                         $  389,345,401.45
             (3) Delinquency Percentage (Line 1/Line 2)                                                         3.09%

       X. Principal Balance of repossessed Financed Vehicles in inventory              Units           Principal
                                                                                       -----       -----------------
                                                                                           -       $            0.00

      XI. Liquidation Proceeds received from Defaulted Contracts                                   $      591,015.17

(*) For additional details on this amount please refer to the letter and schedule attached in the settlement distribution.

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-May-01                       COLLECTION PERIOD         19
DISTRIBUTION DATE:  15-May-01                       BEGINNING:          1-Apr-01
                                                    ENDING:            30-Apr-01

I. POOL BALANCE CALCULATION:

A.    Original Pool Balance                                                                 794,746,210.70

B.    Beginning of Period Outstanding Pool Balance (1)                                      389,345,401.45

C.    Monthly Principal Amounts

           (1)     Monthly Scheduled Payments                                                10,911,520.22
           (2)     Full Prepayments (excluding Purchased Receivables)                         7,816,550.00
           (3.1)   Defaulted Contracts during period                         997,854.30
           (3.2)   Defaulted contracts - True up from previous period    $ 3,086,504.06
                                                                         ---------------------------------
           (3)     Total Defaulted Contracts                                                  4,084,358.36
           (4)     Receivables becoming Purchased Receivables
                    during period                                                                        -
           (5)     Other Receivables adjustments                                                 (3,771.82)

           Total Monthly Principal Amounts                                                   22,808,656.76

D.    Total Monthly Payments allocable to Interest                                            3,620,537.14

E.    End of period Outstanding Pool Balance (1)                                            369,623,248.75

F.    Pool Factor                                                                                 0.465083

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                           Class A-1         Class A-2         Class A-3          Class A-4
                                                           ---------       -------------     --------------    --------------
A.    Beginning of period Outstanding Principal Balance            -       36,685,694.81     196,000,000.00    151,800,000.00

B.    Noteholders' Principal Distributable Amount                  -       22,808,656.76               0.00              0.00
C.    Noteholders' Interest Distributable Amount                   -          199,937.04       1,102,500.00        877,910.00
                                                           ------------------------------------------------------------------
D.    Note Distributable Amount                                    -       23,008,593.80       1,102,500.00        877,910.00
E.    Note Principal Carryover Shortfall                           0                   0                  0                 0
F.    Note Interest Carryover Shortfall                            0                   0                  0                 0
G.    Insured Payment                                              0                   0                  0                 0

H.    End of period Outstanding Principal Balance                  -       13,877,038.05     196,000,000.00    151,800,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A. Available Funds in Collection Account:

                   (1)  Monthly Scheduled Payments on Receivables during
                         period (including partial prepays)
                           (a) Principal                                        10,911,520.22
                           (b) Interest                                          3,493,324.97
                   (2)  Full Prepayments collected during period
                           (a) Principal                                         7,521,072.70
                           (b) Interest                                             72,918.11
                   (3)  Net Liquidation Proceeds collected during period           641,490.00
                   (4)  Net Insurance Proceeds collected during period
                           (a) Principal                                           295,477.30
                           (b) Interest                                              3,819.23
                   (5)  Purchase Amounts deposited in Collection Account                    0
                   (6)  Investment Earnings - Collection Account                    82,831.54

                   Total Available Funds in Collection Account                  23,022,454.07

(1) Beginning pool balance has been adjusted to reflect ommited defaults. Roll-forward ties up by using previous period ending balance and substracting current month total principal payments. For additional details on this amount please refer to the letter and schedule attached.

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-May-01                       COLLECTION PERIOD         19
DISTRIBUTION DATE:  15-May-01                       BEGINNING:          1-Apr-01
                                                    ENDING:            30-Apr-01

      B. Available Funds in Payment Account:

                        (1) Available Funds transferred from Collection Account                                    $  23,022,454.07
                        (2) Amount withdrawn from Spread Account and deposited to Payment Account                  $   2,352,790.23
                        (3) Insured Payment deposited to Payment Account                                           $              -

                        Total Available Funds in Payment Account                                                   $  25,375,244.30

      C. Distributions from Payment Account:

                        (1) Monthly Servicing Fee                                                                        324,454.50
                        (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                              0
                        (3) Owner Trustee Fees (if paid from Available Funds)                                                     0
                        (4) Indenture Trustee Fees (if paid from Available Funds)                                                 0
                        (5) Insurance Premium                                                                             61,786.00
                        (6) Note Interest Distributable Amount
                                  (a)      Class A - 1                                                                            -
                                  (b)      Class A - 2                                                                   199,937.04
                                  (c)      Class A - 3                                                                 1,102,500.00
                                  (d)      Class A - 4                                                                   877,910.00
                        (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                                  (a)      Class A - 1                                                                            0
                                  (b)      Class A - 2                                                                            0
                                  (c)      Class A - 3                                                                            0
                                  (d)      Class A - 4                                                                            0
                        (8) Note Principal Distributable Amount
                                  (a)      Class A - 1                                                                            -
                                  (b)      Class A - 2                                                                22,808,656.76
                                  (c)      Class A - 3                                                                            -
                                  (d)      Class A - 4                                                                            -
                        (9)  Reimbursement Amounts Owing to Insurer                                                               0
                        (10) Spread Account Deposit (to increase to Required Amount)                                              -
                        (11) Indenture or Owner Trustee Fees (not paid under C)                                                   0
                        (12) Re-Liening Expenses                                                                                  0
                              (To the extent not paid by Servicer)
                        (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                  0
                        (14) After Servicer Default, remaining Available Funds deposited                                          0
                              in Note Distribution Account

                        Total Distributions                                                                           25,375,244.30

      D. Excess Available Funds (or shortfall )                                                                                   -

      E. Remaining Available Funds to holder of Residual Interest Certificate                                                     0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

           A. Available Funds Transferred from Collection Account to Payment Account                               $  23,022,454.07
           B. Distributions required under 4.03 (a)(i) through (vii)                                               $  25,375,244.30
           C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                   $   2,352,790.23
           D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                      0

V.  SPREAD ACCOUNT BALANCE

           A. Spread Account Balance After Deposit/Disbursements

                        (1) Beginning Spread Account Balance                                                       $  11,772,957.17
                        (2) Investment Income Deposited to Spread Account                                          $      40,309.48
                        (3) Withdrawal to make required payments under 4.03                                        $  (2,352,790.23)
                        (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                               0
                        (5) Deposit to Spread Account after Disbursements                                          $   1,628,221.05

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-May-01                       COLLECTION PERIOD         19
DISTRIBUTION DATE:  15-May-01                       BEGINNING:          1-Apr-01
                                                    ENDING:            30-Apr-01

                        (6) Spread Account Balance after Deposit/Disbursments                                      $  11,088,697.46

           B. Spread Account Required Amount                                                                       $  11,088,697.46

                        (1) 3% of Pool Balance                                                                     $  11,088,697.46
                         But in no event less than the lesser of (a) or (b)
                                  (a) .5% of Original Pool Balance                                                 $   3,973,731.05
                                  (b) Outstanding Principal Amount of All Notes                                    $ 361,677,038.05

           C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                   0

           D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                          -

VI. INSURED PAYMENTS

           A. Available Funds Transferred from Collection Account to Payment Account                               $  23,022,454.07
           B. Available Funds Transferred from Spread Account to Payment Account                                   $      2,352,790
           C. Note Interest Distributable Amount                                                                       2,180,347.04
           D. Guaranteed Note Principal Amount                                                                     $              0
           E. Deficiency Amount                                                                                    $              -
               (Min:(Lines A+B-C-D) and $0.00)                                                                     $              0
           F. Preference Amount                                                                                    $              0
           G. Insured Payment (lines E+F)                                                                          $              0

                       Note Principal          Note Interest
                    Carryover Shortfall      Carryover Shortfall         Total
                    -------------------------------------------------------------
     CLASS A-1         $         0.00          $         0.00         $      0.00
     CLASS A-2         $         0.00          $         0.00         $      0.00
     CLASS A-3         $         0.00          $         0.00         $      0.00
     CLASS A-4         $         0.00          $         0.00         $      0.00
                    -------------------------------------------------------------
       TOTAL           $         0.00          $         0.00         $      0.00


                    Current Distribution Date   Prior Distribution Date
                         Note Principal              Note Principal                  Change in Note
                      Carryover Shortfall         Carryover Shortfall         Principal Carryover Shortfall
                    ---------------------------------------------------------------------------------------
     CLASS A-1           $         0.00              $         0.00                  $         0.00
     CLASS A-2           $         0.00              $         0.00                  $         0.00
     CLASS A-3           $         0.00              $         0.00                  $         0.00
     CLASS A-4           $         0.00              $         0.00                  $         0.00
                    ---------------------------------------------------------------------------------------
       TOTAL             $         0.00              $         0.00                  $         0.00

                   Current Distribution Date    Prior Distribution Date
                         Note Interest               Note Interest                    Change in Note
                      Carryover Shortfall         Carryover Shortfall          Interest Carryover Shortfall
                   ----------------------------------------------------------------------------------------
     CLASS A-1          $          0.00              $         0.00                  $          0.00
     CLASS A-2          $          0.00              $         0.00                  $          0.00
     CLASS A-3          $          0.00              $         0.00                  $          0.00
     CLASS A-4          $          0.00              $         0.00                  $          0.00
                   ----------------------------------------------------------------------------------------
       TOTAL            $          0.00              $         0.00                  $          0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                             $   7,000,182.83

VIII. DELINQUENCY RATIO

           A. Delinquency Statistics

            Days                    Outstanding           Past Due
         Delinquent      Units       Principal             Amount
    ------------------------------------------------------------------
           31- 60         1013     $  10,337,688.93     $   684,487.44
           61- 90          127     $   1,251,786.50     $   124,618.35
          91- 120           38     $     421,964.81     $    51,588.89
            121+             0     $              -     $            -
    ------------------------------------------------------------------
           TOTAL         1,178        12,011,440.24         860,694.68

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

SERVICER RPT DATE:  10-May-01                       COLLECTION PERIOD         19
DISTRIBUTION DATE:  15-May-01                       BEGINNING:          1-Apr-01
                                                    ENDING:            30-Apr-01

           B. Delinquency Percentage

                    (1) Principal balance of delinquent contracts between 30 and 120 days                          $  12,011,440.24
                    (2) Pool Principal Balance Beginning of Collection Period (*)                                  $ 389,345,401.45
                    (3) Delinquency Percentage (Line 1/Line 2)                                                                 3.09%

IX. CUMULATIVE NET LOSS RATIO

                        (1) Principal Balance of Defaulted Contracts in current Collection Period                  $   4,084,358.36
                        (2) Cumulative Defaulted Contracts Including
                             Defaulted Contracts in current Collection Period                                      $  30,482,951.21
                        (3) Net Liquidation Proceeds collected during current Collection Period                    $     641,490.00
                        (4) Cumulative Net Liquidation Proceeds Including
                             Net Liquidation Proceeds in current Collection Period                                 $  14,725,069.39
                        (5) Original Pool Balance                                                                  $ 794,746,210.70
                        (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                             1.983%

X. REPOSSESSED INVENTORY

                                                                                                     Units             Principal
                                                                                                     -----         ----------------
                        A. Principal Balance of repossessed Financed Vehicles (beg.)                   209             1,448,336.22
                        B. Repossessed Financed Vehicles (Principal)                                               $   2,636,022.14
                        C. Net Liquidation Proceeds on repossessed Financed Vehicles (Principal)                   $     591,015.17
                        D. Realized losses on sale of repossessed Financed Vehicles (Principal)                    $   3,493,343.19
                                                                                                    -------------------------------
                        E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)           0         $              -

(2) For additional details on this amount please refer to the letter and schedule attached in the settlement distribution.